UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021 (October 26, 2021)

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36407	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Henri A. Termeer Square Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ALNY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter)or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2021, Alnylam Pharmaceuticals, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2021. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (d)

On October 28, 2021, the Company announced that, effective January 1, 2022, the Company’s Board of Directors (the “Board”) has appointed Yvonne L. Greenstreet, MBChB, MBA, the Company’s current President and Chief Operating Officer, as Chief Executive Officer. The Company also announced that, as part of this leadership transition, following nearly 19 years of service, John M. Maraganore, Ph.D., will depart from his position as Chief Executive Officer of the Company and as a member of the Board, effective December 31, 2021. Dr. Maraganore will continue to support the Company as a member of its Scientific Advisory Board.

In addition, on October 26, 2021, following the recommendation of the Nominating and Corporate Governance Committee, the Board expanded the size of the Board from eleven to twelve members and elected Dr. Greenstreet to fill the newly created vacancy, in each case effective as of October 28, 2021. Dr. Greenstreet will serve as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2023. Dr. Greenstreet will not serve on any committees of the Board. The Board also approved, at the recommendation of the Nominating and Corporate Governance Committee, a reduction in the size of the Board from twelve to eleven members effective upon Dr. Maraganore’s departure.

Dr. Greenstreet, age 59, has served as the Company’s President since October 2020 and as Chief Operating Officer since September 2016. Prior to joining the Company, Dr. Greenstreet most recently served as the founder and Managing Director of Highgate LLC, from January 2014 to August 2016. Prior to that time, Dr. Greenstreet served as the Senior Vice President and Head of Medicines Development at Pfizer Inc. (“Pfizer”), a multinational pharmaceutical company, from December 2010 to November 2013. Prior to joining Pfizer, Dr. Greenstreet worked for 18 years at GlaxoSmithKline plc (“GSK”), a multinational pharmaceutical, biologics, vaccines and consumer healthcare company, where she served in various positions, most recently as Senior Vice President and Chief of Strategy for Research and Development and as a member of GSK’s Product Management Board. Dr. Greenstreet currently serves on the Scientific Advisory Committee of the Bill and Melinda Gates Foundation and serves as a director of Pacira BioSciences, Inc., argenx SE and The American Funds. Dr. Greenstreet formerly served as a director of Indivior PLC and Moelis & Company. Dr. Greenstreet holds a Bachelor of Medicine, Bachelor of Surgery from the University of Leeds, United Kingdom and an M.B.A. from INSEAD, France.

(e)

In connection with the leadership transition, Dr. Maraganore and the Company entered into a Letter Agreement on October 26, 2021 (“Letter Agreement”), under which he has agreed to provide consulting services to the Company for up to 10 hours per month, or for such additional hours as may be mutually agreed, for a three-month period (the “Consulting Period”). In consideration for all the terms and conditions of the Letter Agreement, including his performance of such consulting services, Dr. Maraganore will receive (i) cash compensation equal to his current base rate of pay for three months and (ii) a cash bonus for 2021 based on actual performance and paid at the time 2021 bonuses are paid under the Company’s Annual Incentive Program to other executive officers of the Company.

The Letter Agreement provides that Dr. Maraganore’s departure will be treated as a resignation for “Good Reason” or a termination without “Cause” pursuant to the terms of his Employment Agreement, dated as of August 2, 2021, with the Company (the “Employment Agreement”) and that, pursuant to the Employment Agreement and as additional consideration for the Letter Agreement, his outstanding unvested equity awards will continue to vest and be exercisable until the second anniversary of the end of the Consulting Period, and his outstanding vested stock options shall remain exercisable until the earlier of the second anniversary of the end of the Consulting Period and the original expiration dates of such options.

The Letter Agreement includes a release of claims and certain other standard terms and conditions.

The foregoing summary of the Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 28, 2021, the Company issued a press release announcing the leadership transition described above. A copy of this press release is furnished as Exhibit 99.2 to this Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement effective as of October 26, 2021 between the Company and John M. Maraganore, Ph.D.

99.1	Press Release dated October 28, 2021 announcing financial results for the quarter ended September 30, 2021.

99.2	Press Release dated October 28, 2021 announcing leadership transition.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2021	ALNYLAM PHARMACEUTICALS, INC.

	By:	/s/ Jeffrey V. Poulton
Jeffrey V. Poulton
Executive Vice President, Chief Financial Officer